SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

☒ Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

(Name of Registrant as Specified in Its Charter)

SAF-T-HAMMER CORPORATION

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

☒ No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SAF-T-HAMMER CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be Held February 14, 2002

To the Stockholders of Saf-T-Hammer Corporation:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Saf-T-Hammer Corporation, a Nevada corporation (the “Company”), will be held on Thursday, February 14, 2002, at 1:00 p.m. Mountain Standard Time at the Troon Golf and Country Club, located at 25000 N. Windy Walk Drive, Scottsdale, Arizona 85255, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Smith & Wesson Holding Corporation, a copy of which is attached hereto as Appendix A;

2. To approve the Company’s 2001 Stock Option Plan (the “Option Plan”);

3. To approve the Company’s 2001 Employee Stock Purchase Plan (the “Purchase Plan”); and

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record at the close of business on December 24, 2001, are entitled to notice of and to vote at the Special Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the executive offices of the Company.

      All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed (with postage prepaid) for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted.

Sincerely,

Mitchell A. Saltz
Chief Executive Officer and
Chairman of the Board of Directors

Scottsdale, Arizona

December 28, 2001

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

INFORMATION CONCERNING VOTING
MATTERS TO BE CONSIDERED AT SPECIAL MEETING
SAF-T-HAMMER CORPORATION 2001 STOCK OPTION PLAN
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
APPENDIX A

SAF-T-HAMMER CORPORATION

14500 N. Northsight Boulevard, Suite 221
Scottsdale, Arizona 85260

PROXY STATEMENT

For the Special Meeting of Stockholders
To be Held on February 14, 2002

INFORMATION CONCERNING VOTING

General

      The enclosed proxy (“Proxy”) is solicited on behalf of the Board of Directors of Saf-T-Hammer Corporation, a Nevada corporation (the “Company”), for use at a Special Meeting of Stockholders to be held on February 14, 2002 (the “Special Meeting”). The Special Meeting will be held at 1:00 p.m. at the Troon Golf and Country Club, located at 25000 N. Windy Walk Drive, Scottsdale, Arizona 85255. These proxy solicitation materials are being mailed on or about December 28, 2001 to all stockholders entitled to vote at the Special Meeting.

Voting

      The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On December 24, 2001, the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting, 19,501,689 shares of the Company’s common stock, par value $0.001 (“Common Stock”), were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on December 24, 2001.

      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the Special Meeting. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Except with respect to the proposed amendment to the Company’s Articles of Incorporation, broker non-votes will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes will have the same effect as negative votes with respect to the proposed amendment to the Company’s Articles of Incorporation.

Proxies

      If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the approval of Proposals 1, 2 and 3 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Special Meeting by filing with the Chief Executive Officer of the Company at the Company’s principal executive offices at 14500 N. Northsight Boulevard, Suite 221, Scottsdale, Arizona 85260, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Special Meeting and voting in person.

Solicitation

      Proxies are being solicited by and on behalf of our Board of Directors. The Company will pay the cost of soliciting proxies from stockholders as well as all mailing fees and printing costs incurred in connection with this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders.

      The Company has engaged the services of Georgeson Shareholder Communications, Inc. (“Georgeson”) to solicit proxies and assist in the distribution of proxy materials. In connection with its engagement, Georgeson has agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual stockholders. The Company has agreed to pay a fee not to exceed $8,000.00 plus reasonable out-of-pocket expenses.

      In addition to the solicitation of proxies by mail, internet and telephone, some of the Company directors, officers and employees may also solicit proxies by telephone, facsimile and personal contact, without additional compensation for those activities. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of our common stock, and these persons will be reimbursed for their reasonable out-of-pocket expenses.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2002 Annual Meeting must be received no later than March 31, 2002, to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than March 31, 2002.

MATTERS TO BE CONSIDERED AT SPECIAL MEETING

Proposal One: Change of Corporate Name to Smith & Wesson Holding Corporation

      At the Special Meeting, the Company’s stockholders will be asked to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Smith & Wesson Holding Corporation.” The Board of Directors believes that changing the Company’s name to “Smith & Wesson Holding Corporation” will allow the Company to benefit from the name recognition of the Company’s recently acquired wholly-owned subsidiary Smith & Wesson Corp. and will better reflect the Company’s total operations.

      Approval of the change of the Company’s name will require the affirmative vote, at the Special Meeting, of a majority of the voting power of the Company’s outstanding shares of common stock. If approved, such change will be pursuant to an amendment to the Company’s Articles of Incorporation, which has been adopted by the Board of Directors. The text of the amendment is attached hereto in Appendix A and will, pending stockholder approval thereof, be filed with the Nevada Secretary of State.

      The Board of Directors recommends that the stockholders vote FOR the Amendment of the Company’s Articles of Incorporation to change the Company’s name to SMITH & WESSON HOLDING CORPORATION.

Proposal Two: Approval of the 2001 Stock Option Plan

      At the Special Meeting, the Company’s stockholders are being asked to approve the Company’s 2001 Stock Option Plan (the “Option Plan”). The Board of Directors adopted the Option Plan, which authorizes the issuance of up to 10,000,000 shares of common stock in the form of stock options to employees, officers, directors, consultants and service providers of the Company and its subsidiaries, subject to stockholder approval at the Special Meeting. Set forth below is a summary of the general features of the Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to Carol Heide at the Company’s principal offices at 14500 North Northsight Boulevard., Suite 221, Scottsdale, Arizona 85260.

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     General

      The Option Plan is integral to the Company’s compensation strategies and programs. The Company believes that in order to retain and secure employees in the current competitive employment environment, the Company must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options is widely prevalent and continues to increase. The Option Plan will give the Company more flexibility to keep pace with competitors.

      Participants in the Option Plan may include all of the employees of the Company and its subsidiaries, and all officers, directors and consultants and other independent advisors who provide services to the Company or the Company’s subsidiaries. Incentive stock options may only be granted to employees. As of December 24, 2001, approximately 650 officers and employees and 2 directors were eligible to participate in the Option Plan.

     Purpose

      The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company’s business.

     Administration

      The Option Plan will be administered by either by the Board of Directors or by a committee of the Board of Directors consisting of two or more directors who are not either employees or officers of the Company or of any subsidiary of the Company (the “Plan Administrator”). Under the terms of the Option Plan, the Plan Administrator has the exclusive authority to determine which eligible persons are to receive grants, the time or times when those grants are to be made, the number of shares to be covered by each grant, the status of the granted option as either an incentive stock option or a non-statutory stock option, the time or times when the option becomes exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding. The Plan Administrator shall also have the exclusive authority to interpret the terms and provisions of and to otherwise administer the Option Plan.

     Terms of Options

      The Plan Administrator is authorized to grant stock options to participants (“Optionees”), which may be either incentive stock options or non-statutory stock options. Incentive stock options and non-statutory stock options are collectively referred to as “options.”

      Exercise of Stock Options. The Plan Administrator determines when options may be exercised. An option is exercised by giving written notice of the exercise to the Company specifying the number of full shares of common stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Plan Administrator and specified in the option agreement, and such form of consideration may vary for each option.

      Exercise Price. The exercise price under the Option Plan is determined by the Plan Administrator and, in the case of incentive stock options, may not be less than 100 percent of the fair market value of the common stock on the date the option is granted. The fair market value per share is equal to the average sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked price on such date. If the Optionee is the owner of stock possessing more than ten percent of the total combined voting power of all classes of our stock, the exercise price of an incentive stock option must be equal to or greater than 110 percent of the fair market value of the shares on the date of the grant.

      Termination of Employment. If an Optionee’s employment or consulting relationship (including service as a director) terminates for any reason other than disability, death or discharge for cause, options under the Option Plan may be exercised not later than three months (or such other period of time not less than 30 days nor more than three months in the case of an incentive stock option or not less than 30 days nor more than 12 months in the case of a non-statutory stock option as is determined by the Plan Administrator, with such

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determination in the case of an incentive stock option being made at the time of grant) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

      Disability. If an Optionee is unable to continue his or her employment or consulting relationship (including service as a director) with the Company as a result of his or her disability, options under the Option Plan may be exercised within 12 months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

      Death. If an Optionee should die while employed or retained by the Company (including service as a director), options may be exercised until the stated expiration date of the option, but only to the extent the option was exercisable on the date of death.

      Termination for Cause. If the employment or consulting relationship (including service as a director) or the Optionee is terminated due to discharge for cause, the option shall terminate upon receipt by the Optionee of notice of such termination or the effective date of such termination, whichever is earlier. The Plan Administrator has the right to determine whether an Optionee has been discharged for cause for purposes of the Option Plan and the date of such discharge.

      Termination of Options. The Option Plan provides that options granted have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. No option may be exercised by any person after its expiration.

      Option Not Transferrable. An option is nontransferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable only by the Optionee during his or her lifetime or, in the event of Optionee’s death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Plan Administrator.

     Amendment of the Option Plan

      The Plan Administrator may, without action on the part of the Company’s stockholders, make amendments to the Option Plan as may be deemed proper and in the best interests of the Company; provided, however, that the Plan Administrator may not, without the consent of the holder, take any action which (i) adversely affects or impairs the rights of the holders of any option outstanding under the Option Plan, or (ii) disqualifies any option granted under the Option Plan as an ISO for treatment as such.

     Termination of the Option Plan

      The Option Plan shall terminate upon the earliest of (i) the expiration of the ten-year period from the adoption of the Option Plan by the board (May 14, 2001), or (ii) the termination of all outstanding options in connection with a change in control of the Company.

     Adjustments Upon Changes in Capitalization

      In the event any change, such as a stock split or dividend, is made in the Company’s capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, as well as the number of shares available for issuance under the Option Plan.

     Corporate Reorganizations

      Upon the occurrence of certain change in control events, any or all options outstanding under the Option Plan may be assumed, converted or replaced by the successor corporation. If the successor corporation does

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not assume the options, then all unvested options will vest and become exercisable prior to the change in control, as determined by the Plan Administrator, and any options not exercised prior to the change in control shall terminate upon the change in control event.

     U.S. Federal Income Tax Consequences

      Incentive Stock Options. An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an incentive stock option. If the Optionee sells shares acquired upon exercise of an incentive stock option after having held such shares for more than two years after the date of the grant of the incentive stock option and one year after the date of exercise, the difference between the price at which the shares are sold and the Optionee’s exercise price will be taxable to the Optionee as long-term capital gain or loss. In that event, the Company is not entitled to a federal income tax deduction. The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

      If an Optionee sells shares acquired upon exercise of an incentive stock option before having held them for at least one year after the date of exercise and two years after the date of grant, the Optionee recognizes ordinary income at the time of the sale equal to the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the shares prior to disposing of them in a disqualifying disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Optionee recognizes as a result of the disposition.

      Non-Statutory Stock Options. An Optionee does not recognize taxable income upon the grant of a non-statutory stock option. Upon the exercise of a non-statutory stock option, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the non-statutory stock option on the date of exercise exceeds the exercise price. Subject to Section 162(m) of the Internal Revenue Code, the Company receives an income tax deduction in an amount equal to the ordinary income that the Optionee recognizes upon the exercise of a non-statutory stock option. If an Optionee subsequently sells shares received upon the exercise of a non-statutory stock option, the Optionee recognizes capital gain or loss equal to the difference between the sales proceeds and the fair market value of such shares on the date of exercise.

     New Plan Benefits

      The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers, directors and employees under the Option Plan. On October 31, 2001, the Plan Administrator granted options to certain employees of our wholly owned subsidiary Smith & Wesson Corp. The following table indicates the number of options that have been granted under the Option Plan to the Company’s (i) Chief Executive Officer, (ii) executive officers and directors as a group, (iii) directors who are not also executive officers as a group, and (iv) to non-executive employees as a group.

SAF-T-HAMMER CORPORATION 2001 STOCK OPTION PLAN

Name and Position	Number of Shares	Price per Share

Mitchell A. Saltz, CEO	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	1,350,000	$0.81

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     Stockholder Approval

      The affirmative vote of the holders of a majority of the Company’s common stock present at the Special Meeting, in person or by proxy and entitled to vote, is required to approve the Option Plan.

      The Board of Directors has approved the adoption of and unanimously recommends that the Company’s stockholders vote FOR the approval of the Company’s 2001 Stock Option Plan.

Proposal Three: Approval of the 2001 Employee Stock Purchase Plan

      The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by our employees (and the employees of any of our designated subsidiaries). Accordingly, the Board of Directors has adopted, subject to stockholder approval, the Saf-T-Hammer Corporation 2001 Employee Stock Purchase Plan (the “Purchase Plan”). An aggregate of 10,000,000 shares of our common stock (subject to adjustment for any stock dividend, stock split or other relevant changes in the our capitalization) may be sold pursuant to the “Purchase Plan”. The following is a summary of the material provisions of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to Carol Heide at the Company’s principal offices at 14500 N. Northsight Boulevard., Suite 221, Scottsdale, Arizona 85260.

     General

      The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code. It is not a tax-qualified, deferred compensation plan under Section 401(a) of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The purpose of the Purchase Plan is to provide employees (including officers and employee directors) of the Company with an opportunity to purchase Common Stock of the Company at a discount to market price through payroll deductions.

     Administration

      The Purchase Plan is administered by the board of directors of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the board of directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility and Participation

      Employees (including officers and employee directors) who are customarily employed for at least 20 hours per week and more than 5 months per calendar year with the Company and designated subsidiaries of the Company are eligible to participate in the Purchase Plan, subject to certain limitations imposed by the Internal Revenue Code and certain other limitations set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless the administrator sets a later time for filing the subscription agreement. A participant’s subscription agreement continues to be effective for each consecutive offering period until the participant withdraws from the Purchase Plan or ceases to be eligible to participate in the Plan.

      As of December 24, 2001, approximately 650 employees, including no executive officers, were eligible to participate in the Plan. Members of the Company’s board of directors who are not employees and other non-employees such as consultants are not eligible to participate. The actual benefits, if any, to participants in the Purchase Plan are not determinable prior to the purchase of shares thereunder as the value, if any, of such shares to their holders is represented by the difference between the market price of a share of the Company’s Common Stock on the date of the purchase and the purchase price of the shares, as described below.

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     Offering Periods; Purchase Price

      The Purchase Plan will be implemented by a series of consecutive offering periods of approximately 24 months duration. Purchases will be made for participants on each March 31 and September 30 by applying payroll deductions accumulated over the preceding six months towards such purchases. Four purchases will be made during each offering period. The price at which these purchases will be made will equal 85% of the lesser of the fair market value of the Common Stock as of the first day of the 24-month offering period or the fair market value on the purchase date. For example, if an employee who enrolls in the offering period beginning on April 1, 2002 continues in the Plan through the end of that period, he or she will make a final purchase of stock on March 31, 2004 at 85% of the lesser of the market value of the stock on April 1, 2002 or the market value on March 31, 2004 (having made three earlier purchases on September 30, 2002, March 31, 2003 and September 30, 2003 at the applicable purchase prices for each of those dates). Employees who join the Company during an ongoing purchase period, or who are otherwise not yet participating in the Plan, will be given the opportunity to enroll in the Plan twice a year, on each April 1 and October 1.

      If the fair market value of a share of the Company’s Common Stock on a purchase date within a 24-month offering period is lower than the fair market value of a share of the Company’s Common Stock at the beginning of the 24-month period, then that offering period will terminate immediately after the purchase of shares for participants, and a new 24-month offering period will begin on the following day (either April 1 or October 1).

      The applicable price at which shares may be purchased under the Plan may be adjusted in the event that shares must be added (through Board and stockholder approval) to the Plan during an ongoing offering period in order to satisfy purchase requirements. If this happens, the applicable purchase price for these newly added shares would equal 85% of the lesser of the fair market value on the date of stockholder approval or the market value on the purchase date. The Company is under no obligation to cause shares to be added to the Plan at any time.

     Limitations on Participation

      Employees are permitted to have up to 20% of their compensation accumulated and applied toward purchases of shares under the Purchase Plan. The administrator may change this participation rate at any time before the beginning of an offering period. An employee may not participate in the Purchase Plan if, immediately after he or she joined, he or she (or any other person whose stock would be attributed to such employee under stock attribution rules of the Internal Revenue Code) would own stock and/or hold rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. The Purchase Plan also limits an employee’s rights to purchase stock under all employee stock purchase plans (those subject to Section 423 of the Code) of the Company and its subsidiaries so that such rights may accrue at a rate that does not exceed $25,000 of fair market value of such stock (determined at the time the employee begins participating in the offering period) for each calendar year in which such right to purchase stock is outstanding at any time. In addition, no employee may purchase more than 12,500 shares of Common Stock under the Purchase Plan in any one six-month purchase period.

      The Company may make a pro rata allocation of the shares remaining available for option grant if the total number of shares that would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares in the Purchase Plan. Employees may withdraw from the Purchase Plan, and receive back their accumulated payroll deductions, at any time prior to a purchase date (March 31 and September 30). If any employee does not withdraw prior to the end of an offering period, he or she will continue to participate in the next offering period that begins following the end of that offering period.

     Payroll Deductions

      The purchase price of the shares to be acquired under the Purchase Plan is accumulated by payroll deductions over an offering period. The deductions may not be at a rate of less than 1% or more than 20% of a participant’s compensation on each payday during the offering period. The administrator may change the

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maximum amount that a participant can contribute at any time before the beginning of an offering period. A participant may change his or her rate of contribution as of the beginning of each six-month purchase period and, on one occasion only during a six-month purchase period, may increase his or her rate of payroll deductions and, on one occasion only during a six-month purchase period, may decrease his or her rate of payroll deductions. A participant may discontinue his or her participation in the Purchase Plan by withdrawing at any time. When a participant withdraws, he or she receives back the payroll deductions accumulated under the Plan, but does not receive interest on such amounts. Amounts contributed to the Purchase Plan are part of the Company’s general funds and are not required to be segregated. Payroll deductions for a participant begin with the first full payroll following the date he or she joins the Purchase Plan. To the extent necessary to comply with Internal Revenue Code provisions and certain purchase limitations of the Purchase Plan, a participant’s payroll deductions may be decreased to nothing.

     Termination of Employment or Loss of Eligibility

      Termination of a participant’s employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during an offering period, causes the employee to become ineligible to participate in the Purchase Plan. In such event, payroll deductions credited to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan, without interest.

Capital Changes

      In the event any change is made in the Company’s capitalization in the middle of an offering period, such as a stock split or stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan and to the number of shares authorized for issuance under the Purchase Plan.

      In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company’s assets, each right to purchase stock under the Purchase Plan will be assumed or an equivalent right substituted by the successor corporation unless the successor corporation refuses to assume or substitute for outstanding options, in which case the offering period shall be shortened so that employees’ rights to purchase stock under the Purchase Plan will be automatically exercised prior to the merger or sale of assets (unless the participant has withdrawn prior to that date). In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action.

Amendment and Termination of the Plan

      The Board of Directors may at any time amend or terminate the Purchase Plan, except that any such termination cannot affect rights to purchase stock previously granted nor may an amendment make any change in an outstanding right to purchase stock which adversely affects the rights of any participant; provided, that the Purchase Plan or an offering or purchase period may be terminated if the Board of Directors determines that termination is in the best interests of the Company and the stockholders or if continuation of the Purchase Plan and/or the offering period would cause the Company to incur adverse accounting charges. If not terminated earlier, the Purchase Plan will terminate in 2012.

Tax Information

      The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. If a participant disposes of his or her shares of Common Stock within the later of two years from the offering date that applies to the shares (the beginning of the offering period or the day on which the employee joined the Plan) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying

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disposition,” the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the stock on the purchase date exceeded the purchase price. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares of Common Stock for more than one year after the purchase date.

      If the participant disposes of his or her shares of Common Stock more than two years after the offering date of such option and more than one year after the purchase date of such option, the participant will realize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the offering date of such option. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized on the disposition of the shares after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a capital loss.

      The Company will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of such disposition. In all other cases, no deduction is allowed the Company.

      The foregoing is only a summary of the effect of federal income taxation upon the participants and the Company with respect to participation in the Purchase Plan and does not purport to be complete. Furthermore, the foregoing does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside. Participants should consult their own tax advisors with respect to the tax consequences of participation in the Purchase Plan for their particular situations.

New Plan Benefits

      No purchase rights have been granted, and no shares of Common Stock have been issued, under the Purchase Plan.

Stockholder Approval

      The affirmative vote of the holders of a majority of the Company’s common stock present at the Special Meeting, in person or by proxy and entitled to vote, is required to approve the Purchase Plan.

      The Board of Directors has approved the adoption of and unanimously recommends that the Company’s stockholders vote FOR the approval of the Company’s 2001 Employee Stock Purchase Plan.

OTHER MATTERS

      The Company knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

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OWNERSHIP OF SECURITIES

      The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of December 24, 2001, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company’s Common Stock, (ii) each director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

				Percentage of
		Shares		Shares
		Beneficially		Beneficially
Title of Class	Name and Address of Beneficial Owner(1)	Owned		Owned(2)

Common Stock	Mitchell A. Saltz, Chairman of the Board and Chief Executive Officer	8,300,000	(3)	33.9%
Common Stock	Robert L. Scott, President and Director	5,300,000	(4)	21.6%
Common Stock	James Minder, Director	30,000		*
Common Stock	Sherry L. Noreen, Director	275,000		1.4%
Common Stock	Colton Melby, Director	7,094,500	(5)	26.7%
Common Stock	All current directors and executive officers as a group (5 persons)	20,999,500	(6)	57.4%

*	Less than one percent of the outstanding Common Stock

(1)	The address for each of these individuals is c/o Saf-T-Hammer Corporation, 14500 N. Northsight Boulevard, Suite 221, Scottsdale, Arizona 85260.

(2)	Percentage of ownership is based on 19,501,689 shares of Common Stock outstanding on December 24, 2001. Shares of Common Stock subject to stock options and warrants which are currently exercisable or will become exercisable within 60 days after December 24, 2001 are deemed outstanding for computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person or group.

(3)	Includes 5,000,000 shares subject to warrants exercisable on or before May 11, 2006.

(4)	Includes 5,000,000 shares subject to warrants exercisable on or before May 11, 2006.

(5)	Includes 7,094,500 shares subject to warrants exercisable on or before May 6, 2007.

(6)	Includes 17,094,500 shares subject to warrants. See Notes 3 through 5.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

      The following table provides certain summary information concerning the compensation earned, by the Company’s Chief Executive Officer and each of the Company’s other most highly compensated executive officers of the Company whose salary and bonus for the April 30, 2001 year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1998, December 31, 1999, December 31, 2000, and April 30, 2001. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The listed individuals shall be hereinafter referred to as the “Named Officers”.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation

		Annual Compensation				Awards		Payouts

(a)	(b)	(c)		(d)		(f)	(g)
					(e)	Restricted	Securities	(h)	(i)
					Other Annual	Stock	Underlying	LTIP	All Other
					Compensation	Award(s)	Options/	Payouts	Compensation
Name and Principal Position	Year(1)	Salary($)		Bonus($)	($)	($)	SARs(#)	($)	($)

Mitchell A. Saltz	04/30/01	$240,000	(1)	$0	$0	$0	$0	$0	$0
Chief Executive Officer	12/31/00	$240,000	(1)	$0	$0	$0	$0	$0	$0
	12/31/99	$28,000		$0	$0	$0	$0	$0	$0
	12/31/98	$0		$0	$0	$0	$0	$0	$0
Robert L. Scott	04/30/01	$240,000	(1)	$0	$0	$54,000 (2)	$0	$0	$0
President	12/31/00	$240,000	(1)	$0	$0	$54,000 (2)	$0	$0	$0
	12/31/99	$40,000		$0	$0	$0	$0	$0	$0
	12/31/98	$0		$0	$0	$0	$0	$0	$0

(1)	On June 29, 2001, the Company changed its fiscal year end from December 31 to April 30. The information disclosed above for the April 30, 2001 fiscal year sets forth compensation paid during the twelve-month period beginning May 1, 2000 and ending April 30, 2001. The information for each other fiscal year sets forth compensation paid for the twelve-month period ending on the date listed. Accordingly, compensation for the period of May 1, 2000 through December 31, 2000 is included in both the April 30, 2001 fiscal year and the December 31, 2000 fiscal year.

(2)	Mr. Scott received 300,000 shares of common stock in June 2000 in connection with his employment by the Company. This issuance is reported for each of the years ended April 30, 2001 and December 31, 2000. See Note 1. The fair market value of such shares on the date of grant was $54,000.

Compensation of Directors

      Directors were not separately compensated for their services in the year ended April 30, 2001.

Stock Options and Stock Appreciation Rights

      No stock options or stock appreciation rights were granted to the Named Officers during the April 30, 2001 fiscal year.

Aggregated OptionSAR Exercises and Fiscal Year End Values

      No Named Officers exercised any options during the April 30, 2001 fiscal year and no options or stock appreciation rights were held by any of them at the end of such year.

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Employment Contracts, Termination of Employment and Change in Control Arrangements

      Robert L. Scott, President of the Company, has entered into an Employment Agreement with the Company’s wholly-owned subsidiary, Smith & Wesson Corp. (“Smith & Wesson”), to serve as its President. The agreement provides for an initial two-year term, with automatic annual renewals thereafter unless the Company decides to amend the agreement upon at least thirty days’ prior notice before the expiration of any then-applicable term. Under the agreement, Mr. Scott is entitled to the following: annual salary of $240,000, participation in Smith & Wesson’s employee benefit plans (including medical and other welfare plans) and profit sharing plan. In addition, as consideration for Mr. Scott’s role in the Company’s acquisition of Smith & Wesson, certain non-compete and confidentiality covenants in the agreement and a hiring bonus, Mr. Scott received $300,000 in cash and a warrant to purchase 5,000,000 shares of Company common stock at a price of $.89 per share. In the event the agreement is terminated by the Company without “cause” before any then-applicable term, Mr. Scott is entitled to continued compensation for the balance of the term or six months, whichever is longer. “Cause” is defined in the agreement to mean personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty resulting in personal profit, uncured breeches of the agreement, and willful violation of material laws.

      The Company does not have any existing employment agreements with any other Named Officers.

Other Matters

      The Board of Directors does not know of any matters other than those referred to in the accompanying Notice which will be presented for consideration at the meeting. However, if any other matter should properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

THE BOARD OF DIRECTORS OF
SAF-T-HAMMER CORPORATION

Dated: December 28, 2001

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF
SAF-T-HAMMER CORPORATION

The undersigned, constituting the Secretary of Saf-T-Hammer Corporation, hereby certifies that pursuant to the provisions of NRS 78.385 the following action was taken:

      1.     That the Board of Directors of said corporation, on November 2, 2001, adopted a resolution to amend Article I of the Articles of Incorporation to read as follows: “The name of the corporation shall be Smith & Wesson Holding Corporation.”

      2.     That the number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation was 19,501,689; and that said change and amendment has been consented to and approved by stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

      DATED this      day of                     , 2002

By:

Name:
Title: Secretary

A-1

PROXY

SAF-T-HAMMER CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SAF-T-HAMMER CORPORATION

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 14, 2002

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated December 28, 2001, and hereby appoints Mitchell A. Saltz and Robert L. Scott, and each of them, as proxies with full power of substitution, to vote all shares of Common Stock of SAF-T-HAMMER CORPORATION (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held at the Troon Golf Course and Country Club, located at 25000 N. Windy Walk Drive, Scottsdale, Arizona 85255, on February 14, 2002, at 1:00 p.m. Mountain Standard Time (the “Special Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. The appointed proxies may vote according to their discretion on any other matter that may properly come before the meeting.

Unless otherwise marked, this proxy will be voted FOR the proposals.

     YOUR VOTE IS IMPORTANT: PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. •
The Board of Directors recommends a vote IN FAVOR OF each of the listed proposals.

1.	To approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to Smith & Wesson Holding Corporation	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	To approve the Company’s 2001 Stock Option Plan (the “Option Plan”)	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To approve the Company’s 2001 Employee Stock Purchase Plan (the “Purchase Plan”); and	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

Please print the name(s) appearing on each share
certificate(s) over which you have voting

authority:

(Print name(s) on certificate)

Please sign your name:

(Authorized Signature(s))

Date:

    This proxy, when properly executed will be voted as you specify above. If no specific voting directions are given by you, this proxy will be voted FOR the listed proposal(s) and, with respect to such other business as may properly come before the meeting, or any adjournments or postponements in accordance with the discretion of the appointed proxy.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY

APPENDIX B

SAF-T-HAMMER CORPORATION
Stock Option Plan

1.	Purpose Of Plan.

         (a)  General Purpose. The purpose of the SAF-T-HAMMER CORPORATION Stock Option Plan (“Plan”) is to further the interests of SAF-T-HAMMER CORPORATION, a Nevada corporation (the “Corporation”), and its subsidiaries (i) by providing an incentive based form of compensation to the directors, officers, key employees and service providers of the Corporation and of its subsidiaries, (ii) by alleviating cash payments which would have been made to former employees of the Corporation’s subsidiary as severance payments and providing shares of the Corporation’s Common Stock issued upon the exercise of options in lieu of cash, and (iii) by encouraging such persons to invest in shares of the Corporation’s Common Stock, thereby acquiring a proprietary interest in its business and the business of its subsidiaries and an increased personal interest in its continued success and progress.

         (b)  Incentive Stock Options. Some one or more of the options granted under the Plan may be intended to qualify as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and any grant of such an option shall clearly specify that such option is intended to so qualify. If no such specification is made, an option granted hereunder shall not be intended to qualify as an “incentive stock option.” The employees eligible to be considered for the grant of incentive stock options hereunder are any persons regularly employed by the Corporation in a managerial capacity on a full-time, salaried basis.

2.	Stock And Maximum Number Of Shares Subject To Plan.

         (a)  Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon exercise of options granted under the Plan are shares of the Corporation’s Common Stock, $.001 par value, which may be either unissued or treasury shares, as the Corporation’s Board of Directors (the “Board”) may from time to time determine. Subject to adjustment as provided in Section 7, the aggregate number of shares of Common Stock covered by the Plan and issuable upon exercise of all options granted hereunder shall be 10,000,000 shares, which shares shall be reserved for use upon the exercise of options to be granted from time to time.

         (b)  Restoration of Unpurchased Shares. If an option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares subject to, but not issued under such option shall again be available for other options thereafter granted.

3.	Administration; Amendments.

         (a) Administration by Committee. The Plan shall be administered by the Board or whenever the Board has at least two members who are not either employees or officers of the Corporation or of any parent or subsidiary of the Corporation (“Independent Directors”) by a committee of not less than two persons who are Independent Directors (the “Compensation Committee”), with full power to administer the Plan, to interpret the Plan and to establish and amend rules and regulations for its administration.

(The term “Compensation Committee” as used throughout this Plan shall refer to the Board or a committee of two Independent Directors, whichever is administering the Plan at the time).

         (b)  Exercise Price. Upon the grant of any option, the Compensation Committee shall specify the exercise price for the shares issuable upon exercise of options granted. Upon approval of the Board, which shall specify which options, if any, may be issued at less than Fair Market Value (as defined below), an option exercise price per share may be less than 100% of the Fair Market Value per share of the Corporation’s Common Stock on the date such option is granted. Options issued at less than Fair Market Value may not be treated as incentive stock options.

         (c)  Fair Market Value. The Fair Market Value of a share on any particular day shall be determined as follows:

(1) If the shares are listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day on the New York Stock Exchange, or if the shares have not been listed or admitted to trading on the New York Stock Exchange, on such other securities exchange on which such stock is then listed or admitted to trading, or if no sale takes place on such day on any such exchange, the average of the closing bid and asked price on such day as officially quoted on any such exchange;

(2) If the shares are not then listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked price on such date, in the over-the-counter market as furnished by the National Association of Securities Dealers Automated Quotation (“NASDAQ”), or if NASDAQ at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Board; or

(3) If the shares are not then listed or admitted to trading in the over-the-counter market, the fair market value shall be the amount determined by the Board in a manner consistent with Treasury Regulation Section 20-2031-2 promulgated under the Code or in such other manner prescribed by the Secretary of the Treasury or the Internal Revenue Service.

         (c)  Interpretation. The interpretation and construction by the Compensation Committee of the terms and provisions of this Plan and of the agreements governing options and rights granted under the Plan shall be final and conclusive. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith.

         (d)  Amendments to Plan. The Compensation Committee may, without action on the part of the stockholders of the Corporation, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem proper and in the best interests of the Corporation; provided that the Compensation Committee may not, without consent of the holder, take any action which disqualifies any option granted under the Plan as an incentive stock option for treatment as such or which adversely affects or impairs the rights of the holder of any option outstanding under the Plan.

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4.	Participants; Duration Of Plan.

         (a)  Eligibility and Participation. Options may be granted in the total amount for the period as allocated by the Board as provided in Section 4(b) below only to persons who at the time of grant are directors, key employees of, or service providers to the Corporation or others who qualify under the general purpose of the Plan stated above in Section 1, whether or not such persons are also members of the Board; provided, however, that no incentive stock option may be granted to a director of the Corporation unless such person is also an executive employee of the Corporation.

         (b)  Allotment. The Board shall determine the aggregate number of shares of Common Stock which may be optioned from time to time but the Compensation Committee shall have sole authority to determine the number of shares and the recipient thereof to be optioned at any time. The Compensation Committee shall not be required to grant all options allocated by the Board for any given period if it determines, in its sole and exclusive judgment, that such grant is not in the best interests of the Corporation. The grant of an option to any person shall neither entitle such individual to, nor disqualify such individual from, participation in any other grant of options under the Plan.

         (c)  Duration of Plan. The term of the Plan, unless previously terminated by the Board, is ten years or May 14, 2011. No option shall be granted under the Plan unless granted within ten years after the adoption of the Plan by the Board, but options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan’s expiration.

         (d)  Approval of Stockholders. If the Board issues any incentive stock options, solely for the purposes of compliance with the Code provisions pertaining to incentive stock options, the Plan shall be submitted to the stockholders of the Corporation for their approval at a regular meeting to be held within twelve months after adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting at the meeting. If the stockholders decline to approve the Plan at such meeting or if the Plan is not approved by the stockholders within twelve months after its adoption by the Board, no incentive stock options may be issued under the Plan but all options granted under the Plan shall remain in full force and effect regardless of Shareholder approval and the Plan may be used for future nonincentive stock option issuances. If shareholders fail to approve the Plan, all previously issued incentive stock options shall be automatically converted to nonincentive stock options.

5.	Terms And Conditions Of Options And Rights.

         (a)  Individual Agreements. Options granted under the Plan shall be evidenced by agreements in such form as the Board from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5.

         (b)  Required Provisions. Each agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the option, (iii) the time at which the option becomes exercisable, (iv) the scheduled expiration date of the option, (v) the vesting period(s) for such options, and (vi) the timing and conditions of issuance of any stock option exercise.

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         (c)  Period. No option granted under the Plan shall be exercisable for a period in excess of ten years from the date of its grant. All options granted shall be subject to earlier termination in the event of termination of employment, retirement or death of the holder as provided in Section 6 or as otherwise set forth in the agreement granting the option. Unless otherwise provided in the agreement granting the Stock Option itself, an option may be exercised in full or in part at any time or from time to time during the term thereof, or provide for its exercise in stated installments at stated times during such term.

         (d)  No Fractional Shares. Options shall be granted and exercisable only for whole shares; no fractional shares will be issuable upon exercise of any option granted under the Plan.

         (e)  Method of Exercising Option. The method for exercising options granted to former employees of the Corporation or of its subsidiaries shall be set forth in the agreement granting the option itself. All other options shall be exercised by written notice to the Corporation, addressed to the Corporation at its principal place of business. Such notice shall state the election to exercise the option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the option. Such notice shall be accompanied (i) by the certificate described in Section 8(b) and (ii) by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by bank cashier’s check, or if required by the terms of the option itself, by allocating compensation due to the Grantee by the Corporation or by any of its subsidiaries to the Corporation as payment for the exercise price. In lieu of cash, if permitted by the option itself, such payment may be made in whole or in part with shares of the same class of stock as are then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. Alternatively, if permitted by the option itself, the Grantee may, in lieu of using previously outstanding shares therefore, use some of the shares as to which the option is then being exercised. The Corporation shall deliver a certificate or certificates representing the option shares to the purchaser as soon as practicable after payment for those shares has been received. If an option is exercised by any person other than the optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that are purchased and paid for in full upon the exercise of an option shall be fully paid and non-assessable.

         (f)  No Rights of a Stockholder. An optionholder shall have no rights as a stockholder with respect to shares covered by an option. No adjustment will be made for dividends with respect to an option for which the record date is prior to the date a stock certificate is issued upon exercise of an option. Upon exercise of an option, the holder of the shares of Common Stock so received shall have all rights of a stockholder of the Corporation as of the date of issuance.

         (g)  Compliance with Law. No shares of Corporation Common Stock shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been completed.

         (h)  Other Provisions. The option agreements may contain such other provisions as the Board deems necessary to effectuate the sense and purpose of the Plan, including covenants on the holder’s part not to compete and remedies to the Corporation in the event of the breach of any such covenant.

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6.	Termination Of Employment; Assignability; Death.

         (a)  Termination of Employment. Except as otherwise set forth in this Section 10(a), if any optionholder ceases to be a director or employee of the Corporation or of any subsidiary of the Corporation, or ceases to render services pursuant to a consulting, management or other agreement, other than for death, disability or discharge for cause, such holder (or successors or transferees) may, within three months after the date of termination, but in no event after the stated expiration date, purchase some or all of the shares with respect to which such optionholder was entitled to exercise such option, on the date such employment, directorship, or consulting relationship terminated and the option shall thereafter be void for all purposes. Any termination of an agreement pursuant to which services are rendered to the Corporation or of any subsidiary of the Corporation by any party who is an optionholder, without a renewal of that agreement or entry into a similar successor agreement, may be treated as a termination of the employment of the third party. Notwithstanding the foregoing, the termination of an option issued pursuant to Section 1(a)(ii) shall be governed as expressly set forth in such option.

         (b)  Assignability. Options granted under the Plan and the privileges conferred thereby shall not be assignable or transferable, unless the Compensation Committee provides otherwise. Options shall be exercisable by such transferee as set forth in this Section 6.

         (c)  Disability. If the employment or directorship of the optionholder is terminated due to disability, the optionholder (or transferee of the optionholder) may exercise the options, in whole or in part, to the extent they were exercisable on the date when the optionholder’s employment or directorship terminated, at any time prior to the expiration date of the options or within one year of the date of termination of employment or directorship, whichever is earlier.

         (d)  Discharge for Cause. If the employment or directorship of the optionholder with the Corporation or any of its subsidiaries is terminated due to discharge for cause, the options shall terminate upon receipt by the optionholder of notice of such termination or the effective date of the termination, whichever is earlier. Discharge for cause shall include discharge for personal dishonesty, willful misconduct in performance of duties, failure, impairment or inability to perform required duties, breach of fiduciary duty or conviction of any felony or crime of moral turpitude. The Compensation Committee shall have the sole and exclusive right to determine whether the optionholder has been discharged for cause for purposes of the Plan and the date of such discharge.

         (e)  Death of Holder. If optionholder dies while in the Corporation’s or any of its subsidiaries’ employ or while rendering consulting services to the Corporation or to any of its subsidiaries, an option shall be exercisable until the stated expiration date thereof by the person or persons (“successors”) to whom the holder’s rights pass under will or by the laws of descent and distribution or by transferees of the optionholders, as the case may be, but only to the extent that the holder was entitled to exercise the option at the date of death. An option may be exercised (and payment of the option price made in full) by the successors or transferees only after written notice to the Corporation, specifying the number of shares to be purchased or rights to be exercised. Such notice shall comply with the provisions of Section 5(e), and shall be accompanied by the certificate required by Section 8(b).

5

7.	Certain Adjustments.

         (a)  Capital Adjustments. Except as limited by Section 422 of the Code, the aggregate number of shares of Common Stock subject to the Plan, the number of shares covered by outstanding options, and the price per share stated in such options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt by the Corporation of consideration therefor in money, services or property.

         (b)  Corporate Reorganizations. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Corporation’s issue, or any combination thereof, or upon a sale of substantially all of the property of the Corporation to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Corporation then outstanding by another corporation or by a group of persons who are required to file a Form 13D under the Securities Exchange Act of 1934 (“34 Act”), the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled “Corporate Reorganizations,” not yet be exercisable.

8.	Delivery Of Stock; Legends, Representations.

         (a)  Legend on Certificates. All certificates representing shares of Common Stock issued upon exercise of options granted under the Plan shall be endorsed with a legend reading as follows:

The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder.

         (b)  Private Offering for Investment Only. The options are and shall be made available only to a limited number of present and future key executives, directors, services providers and key employees of the Corporation and its subsidiaries who have knowledge of the Corporation’s financial condition, management and its affairs. The Plan is not intended to provide additional capital for the

6

Corporation, but to encourage stock ownership among the Corporation’s and its subsidiaries’ key personnel. By the act of accepting an option, each optionholder agrees (i) that, if he, his successors, or his transferees exercise his option, he his successors, or his transferees will purchase the subject shares solely for investment and not with any intention at such time to resell or redistribute those shares, and (ii) that he, his successors, or his transferees will confirm such intention by an appropriate certificate at the time the option is exercised. However, the neglect or failure to execute such a certificate shall not limit or negate the foregoing agreement.

9.	Compliance With Legal Requirements.

         (a)  For Investment Only. If, at the time of exercise of this option, there is not in effect as to the Option Shares being purchased a registration statement under the Securities Act of 1933, as amended (or any successor statute) (collectively, the “1933 Act”), then the exercise of this option shall be effective only upon receipt by the Corporation from the key employee or service provider (or his legal representatives or heirs) of a written representation that the option shares are being purchased for investment and not for distribution.

         (b)  Registration Statement Preparation. The key employee or service provider hereby agrees to supply the Corporation with such information and to cooperate with the Corporation, as the Corporation may reasonably request, in connection with the preparation and filing of the registration statements and amendments thereto under the Securities Act of 1933 and applicable state statutes and regulations applicable to the option shares. The Corporation shall not be liable for failure to issue any such option shares where such opinion of counsel cannot be obtained within the period specified for the exercise of the option, or where such registration is required in the opinion of counsel. If shares of Common Stock of the Corporation are, at the time of the exercise of this option, listed upon a securities exchange, the exercise of this option shall be contingent upon completion of the necessary steps to list the option shares being purchased upon such securities exchange.

         (c)  Additional Restrictions on Option Exercise. Officers or any other employee or service providers who are privy to material confidential information of the Corporation as determined by the Committee may only exercise options during the period commencing three days following the release for publication of quarterly or annual financial information regarding the Corporation and ending two weeks prior to the end of the then current fiscal quarter of the Corporation (the “Release Period”).

         A “release for publication” shall be deemed to be satisfied if the specified financial data appears:

(1)	On a wire service;

(2)	A financial news service;

(3)	In a newspaper of general circulation; or

(4)	Is otherwise made publicly available.

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         Notwithstanding any provision to the contrary contained herein, a key employee or service provider may exercise options only so long as such exercise does not violate the law or any rule or regulation adopted by the appropriate governmental authority.

10.	Application Of Funds.

         The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

11.	Withholding Of Taxes.

         The Corporation shall have the right to deduct from any other compensation of the option holder any federal, state or locate income taxes (including FICA) required by law to be withheld with respect to the granting or exercise of any options.

         Dated as of the 31st day of May, 2001.

SAF-T-HAMMER CORPORATION, a Nevada corporation

By

Mitchell Saltz Chief Executive Officer

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NON-QUALIFIED STOCK OPTION

ISSUED UNDER SAF-T-HAMMER CORPORATION
STOCK OPTION PLAN

         1.     Grant Of Option. SAF-T-HAMMER CORPORATION, a Nevada corporation and its subsidiaries (the “Company”), subject to the terms and conditions of this instrument and to the terms and conditions of the SAF-T-HAMMER Stock Option Plan dated as of May 31, 2001 (the “Plan”), a copy of which the Grantee hereby acknowledges receiving, grants to                                                           (the “Grantee”) an option to purchase from the Company an aggregate of                                      shares of the Company’s common stock, $.001 par value per share (the “Option Shares”), at a price of $          . This Option is not to be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986.

         2.     Approval By Board. The terms and conditions of this Stock Option have been specifically approved by the Board of Directors of the Company and any substantive and material changes to this Stock Option shall require the approval of the Board of Directors.

         3.     Expiration Of Option. This Option is granted on                , 2001 (the “Grant Date”). Unless exercised or terminated earlier in accordance with the provisions hereof, this option will expire at 5:00 p.m. local time on the day preceding the tenth anniversary of the Grant Date.

         4.     When Option Exercisable. This Option shall vest and become exercisable as follows: [insert vesting]

         Grantee may exercise this Option at any time on or after the Vesting Dates set forth above but prior to the expiration pursuant to Section 3 or termination pursuant to Section 7 of this Option.

         5.     Continuous Service A Requisite. Except as otherwise specifically provided in this section, this Option may not be exercised unless the Grantee is an employee of the Company continuously from the Grant Date to the date of exercise.

If the employment of the Grantee is terminated, the Grantee may exercise this Option, in whole only at any time prior to 11:59 p.m., on the date that is three (3) months after the date of Grantee’s termination, but in no event after the expiration date set forth in Section 3, and the options granted hereby shall thereafter be void for all purposes.

         6.     Option Not Assignable. This Option shall only be transferable by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or the rules thereunder. It may be exercised, during the life of the Grantee, only by the Grantee, and may not be pledged or hypothecated in any way. Additionally, it shall not be subject to execution, attachment or similar process.

         7.     Exercise Of Option. This Option may be exercised by presenting a written notice to the Company that the Option is being exercised. Such notice shall identify this Option, state the number of Option Shares exercised, and shall be signed by the Grantee. Payment in full for the Option Shares to be purchased shall accompany the notice of exercise. Such payment shall be by bank cashier’s check or certified check. If the Company is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding. Any representation required by Section 10 shall also accompany the notice of exercise.

         The Grantee shall have none of the rights of a shareholder with respect to any of the Option Shares until the Option Shares are actually issued.

         8.     Adjustments And Corporate Reorganizations. This Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any merger, consolidation, recapitalization, reorganization or dissolution of the Company or any other corporate act or proceeding whether of a similar character or otherwise. In the event of any change in the Option Shares through reorganization, recapitalization, stock split, stock dividend, continuation of shares, merger, consolidation, rights offering, or any other change in the corporate structure, appropriate adjustments shall be made by the Board in the number and kind of shares and the price per share subject to this Option. The determination of the Board on whether any adjustment is required and the extent and nature of any such adjustment shall be final and binding upon all persons. Upon a determination by the Board of any adjustment in the number of Option Shares or of the option price, this Option shall be amended in accordance with the action of the Board. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the Company’s issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Stock Option Plan under which this Option was granted, or the substitution of such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Grantee shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled “Adjustments and Corporate Reorganizations,” not yet be exercisable.

         9.     Service May Be Terminated. The granting of this Option shall not confer upon the Grantee any right to continue as an employee of the Company and shall not interfere in any way with the right of the Company to terminate the employment of Grantee.

         10.     Compliance With Legal Requirements. If, at the time of exercise of this Option, there is not in effect as to the Option Shares being purchased a registration statement under the

2

Securities Act of 1933, as amended (or any successor statute) (collectively the “1933 Act”), then the exercise of this Option shall be effective only upon receipt by the Company from the Grantee (or his legal representatives or heirs) of a written representation that the Option Shares are being purchased for investment and not for distribution.

         The Company may request an opinion of its counsel as to whether registration of the Option Shares being purchased is required under the 1933 Act or under applicable state statutes or regulations. If counsel is of the opinion that such registration is not required, the Company shall issue the Option Shares. If counsel is of the opinion that such registration is required, the Company shall not be required to issue the Option Shares until they have been so registered, but the Company shall be under no obligation to register the Option Shares.

         The Grantee hereby agrees to supply the Company with such information and to cooperate with the Company, as the Company may reasonably request, in connection with the preparation and filing of the registration statements and amendments thereto under the 1933 Act and applicable state statutes and regulations applicable to the Option Shares. The Company shall not be liable for failure to issue any such Option Shares where such opinion of counsel cannot be obtained within the period specified for the exercise of the Option, or where such registration is required in the opinion of counsel. If shares of Common Stock of the Company are, at the time of the exercise of this Option, listed upon a securities exchange, the exercise of this Option shall be contingent upon completion of the necessary steps to list the Option Shares being purchased upon such securities exchange.

         11.     Additional Powers Of The Board. The Board may construe this Option and correct any defect, supply any omission or reconcile any inconsistency in this instrument or in the Plan as the Board may deem appropriate. The Board shall determine any dispute that may arise under this Option. All decisions of the Board under this or any other provision of this Option and under the Plan shall be binding and conclusive on the Grantee, his or her spouse, legal representatives and heirs.

         12.     Governing Law. This instrument shall be governed by the laws of the State of Arizona as applied to residents of Arizona.

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         IN WITNESS WHEREOF, the Company has caused this Option to be executed by a duly authorized officer effective as of                     , 20     .

SAF-T-HAMMER CORPORATION, a Nevada corporation

By:

Name: Mitchell A. Saltz Its: Chief Executive Officer

ATTEST:

         I hereby acknowledge that I have received a copy of the SAF-T-HAMMER CORPORATION Stock Option Plan dated as of May 31, 2001.

Grantee

4

APPENDIX C

SAF-T-HAMMER CORPORATION

2001 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 2001 Employee Stock Purchase Plan of Saf-T-Hammer Corporation.

         1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.     Definitions.

         (a)  “Board” means the Board of Directors of the Company.

         (b)  “Code” means the Internal Revenue Code of 1986, as amended.

         (c)  “Common Stock” means the Common Stock of the Company.

         (d)  “Company” means Saf-T-Hammer Corporation, a Nevada corporation.

         (e)  “Compensation” means all regular straight time gross earnings, and shall not include commissions, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

         (f)  “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

         (g)  “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

         (h)  “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

         (i)  “Designated Subsidiaries” means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary’s Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

         (j)  “Employee” means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

         (k)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

         (l)  “Offering Date” means the first business day of each Offering Period of the Plan.

         (m)  “Offering Period” means a period of twenty-four (24) months commencing on April 1 and October 1 of each year, except for the first Offering Period as set forth in Section 4(a).

         (n)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (o)  “Plan” means this Employee Stock Purchase Plan.

         (p)  “Purchase Date” means the last day of each Purchase Period of the Plan.

         (q)  “Purchase Period” means a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b).

         (r)  “Purchase Price” means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a stockholder- approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase (“Additional Shares”), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the “Approval Date Fair Market Value”) is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

         (s)  “Share” means a share of Common Stock, as adjusted in accordance with Section 19 of the Plan.

         (t)  “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.     Eligibility.

         (a)  Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided however that eligible Employees may not participate in more than one Offering Period at a time.

         (b)  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4.     Offering Periods and Purchase Periods.

         (a)  Offering Periods. The Plan shall be implemented by a series of Offering Periods of twenty-four (24) months duration, with new Offering Periods commencing on or about April 1 and October 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on April 1, 2002 and continue until March 31, 2004. The Plan shall continue until terminated in accordance with Section 20 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

         (b)  Purchase Periods. Each Offering Period shall consist of four (4) consecutive Purchase Periods of six (6) months’ duration. The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. A Purchase Period commencing on April 1 shall end on the next September 30. A Purchase Period commencing on October 1 shall end on the next March 31. The first Purchase Period shall commence on April 1, 2002 and shall end on September 30, 2002. The Board of Directors of the

Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

         5.     Participation.

         (a)  An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

         (b)  Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         6.     Method of Payment of Contributions.

         (a)  A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent 20% (or such greater percentage as the Board may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (b)  A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during a Purchase Period may increase and on one occasion only during a Purchase Period may decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

         (c)  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant’s payroll deductions may be decreased by the Company to 0% at any time during a Purchase Period. Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

In addition, a participant’s payroll deductions may be decreased by the Company to 0% at any time during a Purchase Period in order to avoid unnecessary payroll contributions as a result of application of the maximum share limit set forth in Section 7(a), in which case payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the next Purchase Period, unless terminated by the participant as provided in Section 10.

         7.     Grant of Option.

         (a)  On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Purchase Period shall be 12,500 Shares (subject to any adjustment pursuant to Section 19 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

         (b)  The fair market value of the Company’s Common Stock on a given date (the “Fair Market Value”) shall be determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. For purposes of the Offering Date under the first Offering Period under the Plan, the Fair Market Value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

         8.     Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

         9.     Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, the Shares purchased upon exercise of his or her option. No fractional Shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after a Purchase Date shall be returned to the participant.

         10.     Voluntary Withdrawal; Termination of Employment.

         (a)  A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

         (b)  Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

         (c)  In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

         (d)  A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11.     Automatic Withdrawal. If the Fair Market Value of the Shares on any Purchase Date of an Offering Period is less than the Fair Market Value of the Shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

         12.     Interest. No interest shall accrue on the Contributions of a participant in the Plan.

         13.     Stock.

         (a)  Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 10,000,000 Shares. If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

         (b)  The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

         (c)  Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14.     Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

         15.     Designation of Beneficiary.

         (a)  A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b)  Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16.     Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         17.     Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         18.     Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

         19.     Adjustments Upon Changes in Capitalization; Corporate Transactions.

         (a)  Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the maximum number of shares of Common Stock which may be purchased by a participant in a Purchase Period, the number of shares of Common Stock set forth in Section 13(a) above, and the price per Share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

         (b)  Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period and Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Purchase Period and Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

         20.     Amendment or Termination.

         (a)  The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period and Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

         (b)  Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23.     Term of Plan; Effective Date. The Plan shall become effective upon April 1, 2002. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

         24.     Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

SAF-T-HAMMER CORPORATION

2001 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

New Election ______
Change of Election ______

         1.     I,                                                         , hereby elect to participate in the Saf-T-Hammer Corporation 2001 Employee Stock Purchase Plan (the “Plan”) for the Offering Period                               ,             to                               ,             , and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

         2.     I elect to have Contributions in the amount of           % of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 20% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3.     I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

         4.     I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can increase or decrease the rate of my Contributions on one occasion only with respect to any increase and one occasion only with respect to any decrease during any Purchase Period by completing and filing a new Subscription Agreement with such increase or decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

         5.     I have received a copy of the Company’s most recent description of the Plan and a copy of the complete “Saf-T-Hammer Corporation 2001 Employee Stock Purchase Plan.” I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6.     In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, I agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however, that I need not so agree unless a majority of the Company’s officers and directors and a majority of the holders of at least 5% of the Company’s outstanding securities also agree to be similarly bound.

         7.     Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

         8.     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME: (Please print)

(First) (Middle) (Last)

(Relationship)	(Address)

         9.     I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         10.     If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

         11.     I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:

SOCIAL SECURITY #:

DATE:

SPOUSE’S SIGNATURE (necessary
if beneficiary is not spouse):

(Signature)

(Print name)

SAF-T-HAMMER CORPORATION

2001 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

         I,                                         , hereby elect to withdraw my participation in the Saf-T-Hammer Corporation 2001 Employee Stock Purchase Plan (the “Plan”) for the Offering Period that began on                                 ,                . This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

         The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

Dated:

Signature of Employee

Social Security Number

15